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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2000

                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                               0-11674                             94-2712976
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(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        The information that is set forth in the Registrant's News Release dated October 24, 2000, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        99.1 Text of News Release dated October 24, 2000.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LSI LOGIC CORPORATION
                                       A Delaware Corporation


Dated: October 24, 2000                By:  /s/ David G. Pursel
                                       ----------------------------------------
                                           David G. Pursel
                                           Vice President, General Counsel and
                                           Secretary

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                                  EXHIBIT INDEX


Exhibit Number   Description
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    99.1         Text of News Release dated October 24, 2000.